Exhibit 10.2

THE PEP BOYS SAVINGS PLAN

AMENDMENT 2009-1

Pursuant to the authority reserved to it under Section 8.2 of The Pep Boys Savings Plan (the “Plan”), the Committee for the Savings Plan (the “Committee”) hereby amends the Plan as follows:

1.                                       The definition of “Compensation” in Section 2.1 of the Plan is hereby amended to add the following to the end of the first paragraph thereof:

“Effective for Plan Years beginning after December 31, 2007, Compensation for purposes of this paragraph shall not include any amounts that are excluded from the definition of compensation set forth in section 415(c)(3) of the Code.”

2.                                       The definition of “Compensation” in Section 2.1 of the Plan is hereby amended to add the following to the end of the third paragraph thereof:

“Compensation for purposes of this paragraph shall include the following post-severance compensation amounts if paid by the end of the Limitation Year that includes the Employee’s termination of employment, or if later, 2-1/2 months after the Employee’s termination of employment (the “Post Termination Period”) and if:

(i)            the payment is regular pay as described in Treasury Regulation section 1.415(c)-(2)(e)(3)(ii); or

(ii)           the payment is for unused accrued bona fide sick, vacation or other leave that the Employee would have been able to use if employment had continued.

Any payments not described in the foregoing subsections (i) or (ii) shall not be considered Compensation if paid after termination of employment, even if they are paid within the Post Termination Period.”

3.                                       The definition of “Compensation” in Section 2.1 of the Plan is hereby amended to replace the reference to “$200,000” with “$230,000.”

4.                                       The definition of “Highly Compensated Employee” in Section 2.1 of the Plan is hereby amended to add the following to the end of subsection (d) thereof:

“Compensation for purposes of this paragraph shall include the following post-severance compensation amounts if paid by the end of the Limitation Year that includes the Employee’s termination of employment, or if later, 2-1/2 months after the Employee’s termination of employment (the “Post Termination Period”) and if:

(i)            the payment is regular pay as described in Treasury Regulation section 1.415(c)-(2)(e)(3)(ii); or

(ii)           the payment is for unused accrued bona fide sick, vacation or other leave that the Employee would have been able to use if employment had continued.

Any payments not described in the foregoing subsections (i) or (ii) shall not be considered Compensation if paid after termination of employment, even if they are paid within the Post Termination Period.”

5.                                       Section 5.4 of the Plan is hereby amended to add the following to the end thereof:

“Compensation for purposes of this paragraph shall include the following post-severance compensation amounts if paid by the end of the Limitation Year that includes the Employee’s termination of employment, or if later, 2-1/2 months after the Employee’s termination of employment (the “Post Termination Period”) and if:

(i)            the payment is regular pay as described in Treasury Regulation section 1.415(c)-(2)(e)(3)(ii); or

(ii)           the payment is for unused accrued bona fide sick, vacation or other leave that the Employee would have been able to use if employment had continued.

Any payments not described in the foregoing subsections (i) or (ii) shall not be considered Compensation if paid after termination of employment, even if they are paid within the Post Termination Period.  Only the first $230,000, as adjusted in accordance with section 401(a)(17)(B) of the Code, of the amount otherwise described in this Section shall be counted for Plan Years beginning January 1, 2008.

“Effective January 1, 2008, notwithstanding anything herein to the contrary, any Annual Additions that are determined to be excess under this Section shall only be corrected as permissible under applicable guidance, including the Employee Plans Compliance Resolution System that is issued by the Internal Revenue Service.”

IN WITNESS WHEREOF, and as evidence of the adoption of this amendment set forth herein, the Committee has caused this instrument to be executed this 11th day of August, 2009.

/s/ COMMITTEE FOR
THE PEP BOYS SAVINGS PLAN